Filed Pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668

ClearShares OCIO ETF (OCIO)
a series of ETF Series Solutions (the “Fund”)

May 2, 2018

Supplement to the
Summary Prospectus dated June 26, 2017 and
Prospectus and Statement of Additional Information, each dated May 17, 2017

Effective immediately, Kevin M. O’Connor, CFA, no longer serves as a portfolio manager for the Fund. All references to Mr. O’Connor in the Summary Prospectus, Prospectus, and Statement of Additional Information should be disregarded.

Mark N. Hong, CFA, Jonathan M. Chesshire, and Eric J. Blasberg, CFA, who have been responsible for the day-to-day management of the Fund since its inception in 2017, continue to serve as portfolio managers for the Fund.

Please retain this Supplement with your Summary Prospectus, Prospectus, and Statement of Additional Information for future reference.